VIKING MUTUAL FUNDS

Maine Municipal Fund (the "Fund")

Class A: MEMUX

Class I: MEIMX

Supplement dated May 8, 2026 to the Summary Prospectus dated December 3, 2025 and the Prospectus and Statement of Additional Information dated November 30, 2025, as supplemented

The Board of Trustees (the “Board”) of Viking Mutual Funds (the “Trust”) has determined, in part on the basis of a recommendation by Viking Fund Management, LLC, the Fund’s investment adviser, that it is in the best interests of the Fund and its shareholders that the Fund be liquidated and terminated. The Board has determined to redeem all outstanding shares of the Fund and then close the Fund on or about July 24, 2026 (the “Liquidation Date”).

Effective immediately, the Fund will not accept any new investments, will no longer pursue its stated investment objectives, will begin liquidating its portfolio and may invest in cash equivalents, such as money market funds, until all shares have been redeemed.

You may redeem or exchange your shares, including reinvested distributions, prior to the Liquidation Date, and you will not be subject to the Fund's contingent deferred sales charge. Additionally, if you are exchanging your shares for a different fund in the Trust, you will not have to pay any initial sales charge. Any shareholders who have not redeemed or exchanged their shares of the Fund prior to the Liquidation Date will have their shares automatically redeemed at the net asset value per share as of that date, and proceeds will be sent to the address of record. If you have questions or need assistance, please contact your financial advisor or call the Fund's Shareholder Services Department at (800) 601-5593.

A redemption or exchange is generally considered a taxable event. You may wish to consult your tax advisor about your particular situation.

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